     EXHIBIT 10.9 - DESCRIPTION OF THE METALDYNE ANNUAL VALUE CREATION PLAN

THIS PUBLICATION DESCRIBES THE NEW ANNUAL VALUE CREATION PLAN FOR KEY EMPLOYEES
OF METALDYNE. SOME OF THE AVC PLAN'S HIGHLIGHTS INCLUDE:

o    PARTICIPANTS ARE SELECTED BY THE METALDYNE EXECUTIVE COMMITTEE.

o    THE PLAN'S FINANCIAL TARGETS ARE ESTABLISHED THROUGH THE ANNUAL BUDGETING
     PROCESS AND ARE EXPRESSED AS EARNINGS BEFORE SUBTRACTING INTEREST, TAXES,
     DEPRECIATION AND AMORTIZATION - ADJUSTED FOR ASSET MANAGEMENT.

o    YOU AND YOUR MANAGER SET INDIVIDUAL PERFORMANCE TARGETS.

o    TARGET PLAN AWARDS MAY BE 10% OF PAY OR MORE, DEPENDING ON POSITION SCOPE
     AND RESPONSIBILITY. YOU MAY EARN MORE OR LESS THAN YOUR TARGET BASED ON
     ACTUAL COMPANY (AND, AS APPLICABLE, UNIT) PERFORMANCE AND INDIVIDUAL
     PERFORMANCE RELATIVE TO TARGETS.

o    FOR ANY PLAN PAYMENT TO BE MADE IN ANY YEAR, COMPANY PERFORMANCE RESULTS
     MUST BE AT LEAST 50% OF TARGETED RESULTS.

THE ANNUAL VALUE
CREATION PLAN (AVCP)

Metaldyne is committed to ensuring that our total compensation program is consistent with market competitive pay practices and provides opportunities to attract and retain excellent performers essential to our business success. As a component of your total compensation, the Annual Value Creation Plan works to support our overall business objectives by aligning individual goals with the goals of shareholders and focusing attention on the key measures of success. The plan is designed to reward achievement of key business goals and individual performance based on your contributions.

--------------------------------------------------------------------------------

WHO PARTICIPATES

The Metaldyne Executive Committee identifies the specific positions that are eligible for participation in the AVC Plan. The Executive Committee is made up of the CEO, CFO, and VP HR of Metaldyne. In general, the Committee will award eligibility to division management, plant managers and their direct reports
(depending on size of the operation), and corporate management.

PERFORMANCE MEASURES

AVCP awards are based on "Corporate", which is defined as all of Metaldyne,
"Unit", which is the level for which you have most direct accountability, and
"Individual" performance during the year.

CORPORATE AND UNIT PERFORMANCE

As defined in the box on the following page, the Annual Value Creation Plan uses adjusted EBITDA ("Earnings Before Interest, Taxes, Depreciation and
Amortization") as the measure of Corporate and Unit performance. While there are many possible measures for performance, EBITDA was selected because it is a good measure of cash flow - the "fuel" for reinvestment in our businesses and valued by investors because cash flow provides resources for reinvestment.

                         The Annual Value Creation Plan

Each year, baseline performance levels for EBITDA are established through the business planning process, then adjusted for the change in budgeted assets to better reflect the importance of assets and asset management.

--------------------------------------------------------------------------------

"ADJUSTED EBITDA"

EBITDA (pronounced "E-BE-DA") is a measure of cash flow calculated as revenue minus expenses (before interest, taxes, depreciation and amortization). By excluding interest, taxes, depreciation and amortization from the expenses used in the calculation, the earnings figure that results is a good indication of the amount of money being brought into the company.

For the AVC Plan, the annual EBITDA target is adjusted to reflect the cost of additional investment in the pursuit of EBITDA and to reward and encourage asset management. The adjustment is made as shown at right.

                 HERE'S HOW THE EBITDA MEASURE
                 IS ADJUSTED FOR THE AVC PLAN:
                 ----------------------------------------------
                      Actual Change in Average Net Assets
                             Employed for the Year
                 ----------------------------------------------
                                     MINUS
                 ----------------------------------------------
                      Budgeted Changes in Net Assets to be
                             Employed for the Year
                 ----------------------------------------------
                                    EQUALS
                 ----------------------------------------------
                       Difference in Net Assets Employed
                 ----------------------------------------------
                                     TIMES
                 ----------------------------------------------
                                      20%
                 ----------------------------------------------
                                    EQUALS
                 ----------------------------------------------
                           EBITDA ADJUSTMENT FACTOR
                 ----------------------------------------------

--------------------------------------------------------------------------------

INDIVIDUAL PERFORMANCE

At the beginning of each year, you and your immediate manager will establish three to five measurable goals that are consistent with organizational goals
(and subject to approval by the next level of management). At the end of the year, individual performance will be measured relative to those goals. Each year, there may be a corporate-wide focus for some or all of the individual goals.

AVC PLAN STEPS - BEGINNING OF THE YEAR

At the beginning of each year, we go through the following five steps:

BEGINNING OF YEAR -- STEP 1: DETERMINE YOUR TARGET AWARD

Your AVC Plan target award is simply a percentage of your annual base salary.
This percentage is based on your position and scope of responsibility.

Target Award Example:

Setting AVC Plan Target Award: Assume the employee's AVC Plan target is 10% of base salary, and that base salary is $80,000. In this case, the employee's AVC
Plan award target is $8,000 (10% X $80,000).

BEGINNING OF YEAR - STEP 2: DETERMINE UNIT AND RELATED COMPONENTS

If yours is a Unit position (those reporting through an operations group president), your AVC Plan award will be made up of three components: 1)
Corporate adjusted EBITDA, 2) Unit adjusted EBITDA, and 3) individual performance. Alternatively, if yours is a Corporate position (all other positions), your AVC Plan award will be made up of two components: 1) Corporate adjusted EBITDA and 2) individual performance.

                         The Annual Value Creation Plan

BEGINNING OF YEAR - STEP 3: DETERMINE THE CORRESPONDING COMPONENT WEIGHTING

Each component of your AVC Plan award has a "weighting" that indicates the component's relative importance to your overall Plan award, as summarized in the following chart:

--------------------------------------------------------------------------------
                    THESE MEASURES ARE                             AND EACH
  IF YOUR          CONSIDERED FOR YOUR                         MEASURE HAS THIS
POSITION IS:            AVCP AWARD:                          RELATIVE WEIGHTING:
--------------------------------------------------------------------------------
  CORPORATE    Corporate Adjusted EBITDA..................            75%
               Individual Performance.....................            25%
                                                                     ---
                                                                     100%

--------------------------------------------------------------------------------
    UNIT       Corporate Adjusted EBITDA..................            35%
               Unit Adjusted EBITDA.......................            40%
               Individual Performance.....................            25%
                                                                     ---
                                                                     100%

--------------------------------------------------------------------------------

Component Weighting Example:

Assume an employee in a Unit position has an AVC Plan target of $8,000. The employee's target award is made up of the following components:

-----------------------------------------------------------
Corporate Adjusted EBITDA...   35% weight X $8,000 = $2,800
Unit Adjusted EBITDA........   40% weight X $8,000 = $3,200
Individual Performance......   25% weight X $8,000 = $2,000
                                                     ------
                                                     $8,000
-----------------------------------------------------------

BEGINNING OF YEAR -- STEP 4: DETERMINE TARGET PERFORMANCE FOR THE YEAR

The Plan's financial targets are established through the annual business planning process. At the beginning of the year you will receive information about the target for Corporate adjusted EBITDA in the coming year and, as applicable, the target for Unit adjusted EBITDA.

BEGINNING OF YEAR -- STEP 5: SET YOUR INDIVIDUAL GOALS FOR THE YEAR

By February 15 of each year, you and your manager will set individual performance targets for the year. Your individual performance goals must be approved by the next higher level of management. Each year, there may be a corporate-wide focus on some or all of the individual goals.

AVC PLAN STEPS - END OF THE YEAR

At the end of each plan year, AVC Plan awards will be determined following these four steps:

END OF YEAR - STEP 1: DETERMINE ACTUAL PERFORMANCE RESULT

Soon after the end of each Plan year, actual Corporate Adjusted EBITDA, Unit
Adjusted EBITDA and individual performance results will be measured. Adjusted
EBITDA measures are compared to the targets determined in the business planning process, and individual performance results are compared to goals set at the beginning of the year.

Results for each of the categories are expressed as Actual Performance divided by Target Performance. In this way, 100% indicates performance targets were met for the measure; a percentage above 100% indicates performance targets were exceeded -- below 100% means performance targets were not achieved.

                         The Annual Value Creation Plan

Determine Actual Performance Example:

Assume the target for Unit EBITDA was $10 million, and actual Unit Adjusted
EBITDA was $11 million. Then performance results for Unit Adjusted EBITDA equals
110% of target ($11 million actual divided by $10 million targeted = 1.10 or
110%).

END OF YEAR - STEP 2: DETERMINE CORRESPONDING PAYMENT FACTOR

The AVC Plan then uses a "Performance Payment Factor" (see table, below) to determine a percentage of target award for each component (Corporate Adjusted
EBITDA, individual performance and, for Unit positions, Unit Adjusted EBITDA).

-------------------------------------------------------------------------------
PERCENT OF TARGET ACHIEVED FOR A GIVEN
       COMPONENT (SEE STEP 1):               PERFORMANCE PAYMENT FACTOR:
-------------------------------------------------------------------------------
             <80% of target                         0% of target award
-------------------------------------------------------------------------------
             80% of target                         50% of target award
-------------------------------------------------------------------------------
             85% of target                         65% of target award
-------------------------------------------------------------------------------
             90% of target                         80% of target award
-------------------------------------------------------------------------------
             95% of target                         90% of target award
-------------------------------------------------------------------------------
             100% of target                       100% of target award
-------------------------------------------------------------------------------
             105% of target                       110% of target award
-------------------------------------------------------------------------------
             110% of target                       120% of target award
-------------------------------------------------------------------------------
             115% of target                       135% of target award
-------------------------------------------------------------------------------
             120% of target                       150% of target award
-------------------------------------------------------------------------------
         120% - 150% of target           150% of target award plus 3% for each
                                         additional 1% that performance exceeds
                                                    120% of target
-------------------------------------------------------------------------------
             >150% of target                      240% of target award
-------------------------------------------------------------------------------

No payment will be made for any award component when actual performance for that component is below the applicable threshold.

Regardless of results for other measures, if Corporate Adjusted EBITDA falls below 50% for any year, there will be no AVC Plan awards paid for that year.

Results between the levels stated on the chart above will be interpolated, i.e., for actual results between the stated percentages, there will be a corresponding payment level between the stated payment factor percentages.

Determine Payment Factor Example:

Assume actual Corporate adjusted EBITDA is 120% of target. Using the Performance
Payment Factor table, we can determine that 150% of the target award for the
Corporate Adjusted EBITDA component will be paid.

                         The Annual Value Creation Plan

END OF YEAR - STEP 3: MULTIPLY BY COMPONENT WEIGHTING

After determining the applicable Performance Payment Factor for each award component based on the actual results for Corporate Adjusted EBITDA (and Unit
Adjusted EBITDA for Unit positions) and individual performance results, the
Performance Payment Factors are multiplied by the applicable component weighting determined at the beginning of the year.

Component Weighting Example:

For a Unit employee with the following results for each performance category --
Corporate Adjusted EBITDA - 110% of target; Unit Adjusted EBITDA - 120% of target; and Individual Performance - 100% of target -- the Performance Payment
Factors and the Component Weightings are multiplied as follows:

                                       PERFORMANCE   PAYMENT   COMPONENT
PERFORMANCE CATEGORY                     VS. PLAN     FACTOR   WEIGHTING   TOTAL
--------------------------------------------------------------------------------
Corporate Adjusted EBITDA:                 110%        120%  X    35%    =  42%
Unit Adjusted EBITDA:                      120%        150%  X    40%    =  60%
Individual Performance:                    100%        100%  X    25%    =  25%

END OF YEAR - STEP 4: SUM OF WEIGHTED PAYMENT FACTORS EQUALS ACTUAL AWARD

The fourth and final step to determine the actual Annual Value Creation Plan award is to sum the weighted performance payment factors for each component, then multiply the total by the target award amount, as illustrated in the following example.

Actual Award Example:

Assume you are a Unit employee with a total Plan award target of $8,000. Also assume the following results are achieved for each performance category:
Corporate Adjusted EBITDA - 110% of target; Unit Adjusted EBITDA - 120% of target; and Individual Performance - 100% of target. Given these assumptions, your actual AVC Plan award is determined to be 127% of the $8,000 target award, or $10,160.

                             PERFORMANCE   PAYMENT   COMPONENT
PERFORMANCE CATEGORY           VS. PLAN     FACTOR   WEIGHTING     TOTAL
------------------------------------------------------------------------
Corporate Adjusted EBITDA:       110%        120%  X    35%    =    42%
Unit Adjusted EBITDA:            120%        150%  X    40%    =    60%
Individual Performance:          100%        100%  X    25%    = +  25%
                                                                   ---
                                     TOTAL WEIGHTED PERFORMANCE:   127%
                                                   TARGET AWARD:  $8,000
                                                   ----------------------
                                                   ACTUAL AWARD: $10,160
                                                   ----------------------

                         The Annual Value Creation Plan

ADDITIONAL INFORMATION

PRORATED AWARDS

If you move between units within the year, your award will be calculated to reflect the time spent in each unit. If you move into or out of an AVCP eligible position, you will receive a prorated award based on your salary while in an eligible position.

TERMINATION OF EMPLOYMENT

If you terminate employment prior to the end of the fiscal year due to death, retirement or disability, you will be eligible for a pro-rata share when awards are paid. If you terminate for any other reason prior to the end of the fiscal year, you forfeit your award for the plan year.

ADMINISTRATION

The Executive Committee will administer the plan. This committee will consist of the CEO, CFO and VPHR of Metaldyne.

FUTURE OF THE PLAN

The Compensation Committee of the Board reserves the right to amend, interpret or cancel the plan at any time based on the best interests of the Company and its shareholders. This plan supercedes all prior documentation relating to the
Annual Value Creation Plan.

QUESTIONS?

If you have questions about the Annual Value Creation Plan described here, or about any other aspect of your Metaldyne compensation program, contact your local Human Resources department.

NOTE:

At no time is this plan to be considered an employment contract between the participants and the Company. It does not guarantee participants the right of continued employment. It does not affect a participant's right to leave the
Company or the Company's right to discharge a participant.